UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  May 16, 2003
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)



           Delaware                  001-11015            36-1169950
(State or other jurisdiction of     (Commission       (I.R.S. Employer
incorporation or organization)      file number)     Identification No.)


 1850 N. Central Ave., Phoenix, Arizona                  85077
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (602) 207-4000

Item 5.   OTHER EVENTS

On May 16, 2003, Viad Corp (the "Company") announced in a press release that it has resolved the previously announced issue related to structured note accounting and will restate its 2002 and 2001 financial results. A copy of the Company's press release dated May 16, 2003 is filed as Exhibit 99.1 hereto.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)        Not applicable

(b)        Not applicable

(c)        Exhibits
           99.1 - Press Release dated May 16, 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        VIAD CORP
                                        (Registrant)

May 16, 2003                            By /s/ G. Michael Latta
                                        -----------------------
                                        G. Michael Latta
                                        Vice-President - Controller
                                        (Chief Accounting Officer
                                        and Authorized Officer)